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                                                                   Exhibit 10.41



                                January 18, 1999



Mr. Jeffrey D. Zients
c/o The Corporate Executive Board Company
600 New Hampshire Avenue, NW
Washington, D.C.  20037


          Re: Stock Option Agreement #1 and Stock Option Agreement #2, between The Corporate Executive Board Company and Jeffrey D. Zients (collectively, the "Agreements")


Dear Mr. Zients:

     Pursuant to Section 4(b)(iii) of the above referenced Agreements, which provides me with sole and absolute discretion to accelerate the dates on which Options granted to you pursuant to the Agreements become exercisable in the event of an Initial Public Offering, I hereby designate the date immediately before the Initial Public Offering as the date on which you may first exercise all of your Options.

     Capitalized terms used but not defined in this letter have the meanings given them in the Agreement.


                                             Very truly yours,


                                             /s/ David G. Bradley

                                             David G. Bradley


SO AGREED:

THE CORPORATE EXECUTIVE
BOARD COMPANY

By:     /s/ Harold L. Siebert
       ---------------------------
Name:  Harold "Rusty" Siebert
Title: Chairman of the Board